UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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[   ] Preliminary Proxy Statement
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[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON MAY 30, 2013

The 2013 Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 10:00 a.m. (Pacific Standard Time) on Thursday, May 30, 2013 at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2012 together with the report of the independent auditors thereon;

2.	To fix the number of directors at five;

3.	To elect directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

4.	To ratify the appointment of BDO Canada LLP as independent auditors of the Company for the financial year ended December 31, 2013;

5.	To consider an advisory vote on the executive compensation;

6.	To consider an advisory vote on the frequency of holding future advisory votes on executive compensation;

7.	To approve the Company’s 2013 stock option plan;

8.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed April 22, 2013, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Meeting in person, but even if you expect to be present at the Meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the Meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1. Shareholders of record attending the Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 29th day of April, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ H. Lutz Klingmann
H. Lutz Klingmann
President and Director

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual General and Special Meeting of Shareholders on May 30, 2013.
The Golden Queen Mining Co. Ltd. Proxy Statement and 2012 Annual Report to Shareholders
are available online at www.goldenqueen.com

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 30, 2013

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 29, 2013, one Canadian dollar was equal to approximately $0.99 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. (Pacific Standard Time) on Wednesday, May 30, 2013, at the offices of Morton Law LLP, Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about May 2, 2013.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

Our administrative offices are located at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. (“Computershare”) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy. In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold shares in their own name (referred to as “Beneficial Shareholders”). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting. The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Services (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your shares in that capacity. If you wish to attend the Meeting and indirectly vote your shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is one person present at the meeting representing in person or by proxy not less than 10% of the votes eligible to cast at such meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at five, “FOR” the election of each of the nominees to the Board of Directors named on the following page, and "FOR" the resolution to ratify the appointment of BDO Canada LLP as independent auditors of the Company for the fiscal year ended December 31, 2013, “FOR” the resolution approving the compensation awarded by the Company to the named executive officers, “FOR” the resolution approving the frequency of holding votes to approve the compensation awarded by the Company to the named executive officers, and “FOR” the resolution approving the Company’s 2013 stock option plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On April 22, 2013 (the “Record Date”) there were 98,013,380 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued
Landon T. Clay Providence, RI	30,777	Sole voting and investment control	0.0%
	10,155,028(2)(3)(4)	Shared voting and investment control	10.4%
Thomas M. Clay Providence, RI	1,805,680(5)	Sole voting and investment control	1.8%
	17,864,269(2)(4)(6)	Shared voting and investment control	18.2%
Harris Clay Augusta, GA	15,964,854(3)(4)(6)	Shared voting and investment control	16.3%
Jonathan C. Clay Bronxville, NY	1,081,686	Sole voting and investment control	1.1%
	8,115,580(4)(7)	Shared voting and investment control	8.3%
Soledad Mountain LLC Delaware	7,258,330(7)	Shared voting and investment control	7.4%
Sprott Asset Management LP Toronto, ON	11,522,800	Sole voting and investment control	11.8%

(1)

The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.com, or from the shareholder, and includes direct and indirect holdings.

(2)	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 7,703,759 shares.
(3)	Landon T. Clay and Harris Clay have shared voting and investment control of 2,451,269 shares.
(4)	Landon T. Clay, Thomas M. Clay, Harris Clay, and Jonathan C. Clay have shared voting and investment control of 807,250 shares.
(5)	Includes 300,000 shares issuable upon exercise of options.
(6)	Thomas M. Clay and Harris Clay have shared voting and investment control of 10,160,510 shares.
(7)	Jonathan C. Clay and Soledad Mountain LLC have shared voting and investment control of 7,258,330 shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors proposes to fix the number of directors at five and that the following five nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: H. Lutz Klingmann, Thomas M. Clay, Bryan A. Coates, Guy Le Bel, and Bernard Guarnera.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT FIVE AND “FOR” THE ELECTION OF EACH NOMINEE.

Five candidates will be elected by a plurality of affirmative votes. That is, the five candidates that receive the highest number of affirmative votes will be elected to serve on the Board.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation [2]
H. LUTZ KLINGMANN Director, President, CEO West Vancouver, BC, Canada	March 1, 2001	829,100	President of the Company.
THOMAS M. CLAY[4] Director Brookline, MA, USA	January 13, 2009	19,669,949[5][6][7]	Vice-president of East Hill Management Company, LLC.
BRYAN A. COATES[3] Director Saint-Lambert, Québec, Canada	January 28, 2013	Nil	Vice President, Finance and Chief Financial Officer of Osisko Mining Corporation.
GUY LE BEL Proposed Director Repentigny, Quebec, Canada	Proposed	Nil	Independent Consultant.
BERNARD GUARNERA Proposed Director Broomfield, Colorado, USA	Proposed	Nil	Registered Professional Engineer and a Registered Professional Geologist.

[1]

Based upon information furnished to Golden Queen by either the directors and executive officers or from the insider reports and beneficial ownership reports filed with the SEC or available at www.sedi.com. These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 500,000 shares issuable to Lutz Klingmann and 300,000 shares issuable to Thomas M. Clay.

[2]	The information as to principal occupation and business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees.
[3]	Member of Audit Committee.
[4]	Member of Compensation Committee.
[5]	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 7,703,759 shares.
[6]	Landon T. Clay, Thomas M. Clay, Harris Clay, and Jonathan C. Clay have shared voting and investment control of 807,250 shares.
[7]	Thomas M. Clay and Harris Clay have shared voting and investment control of 10,160,510 shares.

The members of the Board will be elected by a plurality vote, and the Board believes that the process in place to elect directors allows for the appointment of the most qualified candidates. The Company has not implemented a majority voting policy for the election of directors. The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Board as a whole is responsible for identifying, screening and/or appointing persons to serve on the Board. In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors. The Board believes that the process in place to identify candidates and elect directors allows the most qualified candidates to be appointed independently.

The Company believes that each of the persons standing for election to the Board at the Meeting has the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. With regard to the Board nominees, the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

Biographical Information Regarding Directors and Officers

H. Lutz Klingmann - Mr. Klingmann was appointed President of the Company on November 29, 2002. Mr. Klingmann is a registered professional engineer in British Columbia. Mr. Klingmann is primarily responsible for the recent permitting approvals of the Soledad Mountain Project by the Kern County Planning Commission and other state agencies. The Board believes that Mr. Klingmann’s expertise and experience as a professional engineer, in mine development, and specifically his experience with the Soledad Mountain Project, is valuable to the Board.

Thomas M. Clay - Mr. Clay’s principal occupation is vice-president of East Hill Management Company, LLC. He also serves as a director of The Clay Mathematics Institute, Inc. and of ThromboGenics NV. Mr. Clay is a graduate of Harvard College, Oxford University, and the Harvard Business School. Mr. Clay represents the interests of certain significant shareholders of the Company, and as such, the Board believes that Mr. Clay is valuable as a member of the Board.

Bryan A. Coates - Mr. Coates has more than 30 years of progressive experience in the international and Canadian mining industry. Mr. Coates is currently the Vice President, Finance and Chief Financial Officer of Osisko Mining Corporation since May 1, 2007. He is responsible for all activities related to financing, financial reporting, gold marketing, risk management and government relations. Prior to joining Osisko, Mr. Coates was Chief Financial Officer of IAMGOLD Corporation (2006-2007), Cambior Inc. (2001-2006), and Cia Minera Antamina (1998-2001). He is a director of U3O8 Corp, and the Quebec Mining Association. He also chairs the Federation des Chambres de commerce du Quebec's Mining Industry Committee. He holds an Honours Bachelor of Commerce from Laurentian University in Ontario. The Board believes that Mr. Coates’ extensive experience in the international and Canadian mining industry and his financial expertise make him a valuable member of the Board.

Guy Le Bel - Mr. Le Bel is a merger and acquisitions, and business development consultant to Canadian mining companies and has over 30 years of international experience in strategic and financial planning. He was the Vice President of Business Development of Quadra FNX Mining Ltd. from 2004 to 2012. Mr. Le Bel is currently a director of several TSX Venture Exchange listed companies, including BCGold Corp., RedQuest Capital Corp., Mammoth Resouces Corp., and Cabia Goldhill Inc. The Board believes that Mr. Le Bell’s Canadian and international experience in strategic and financial planning would be valuable to the Board.

Bernard Guarnera - Mr. Guarnera has more than 40 years of experience in the global mining industry. He is also a director of United States Antimony Corp. Most recently, Mr. Guarnera served as Chairman and CEO of Behre Dolbear & Company Inc., an internationally recognized mining consulting firm which was founded in 1991. He previously served with Texaco’s Minerals Group, Dames & Moore, and Boise Cascade, firms where he worked in the coal and uranium, precious and base metals and industrial minerals sectors. Mr. Guarnera is a registered professional engineer and a registered professional geologist. The Board believes that Mr. Guarnera’s extensive experience in the global mining industry would be valuable to the Board.

G. Ross McDonald - Mr. McDonald has been a chartered accountant with the firm of Smythe Ratcliffe, LLP, Chartered Accountants since 2005. From 1984 to 2005 he maintained his own accounting firm, G. Ross McDonald, Chartered Accountant. Mr. McDonald has acted as a director or officer of a number of reporting and non-reporting companies. He holds a Bachelor of Commerce degree from the University of British Columbia, and since 1968 has been a member of the British Columbia Institute of Chartered Accountants.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 22, 2013 by:

(i)	each director of Golden Queen;
(ii)	each of the Named Executive Officers of Golden Queen; and
(iii)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, except as noted in the footnote below the table.

Name and Address of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned[1]
H. LUTZ KLINGMANN, Director, President, CEO, Secretary West Vancouver, BC	829,100	0.8%
THOMAS M. CLAY, Director Brookline, MA	19,669,949[2][3][4]	16.2%
BRYAN A. COATES, Director	Nil	0%
CHESTER SHYNKARYK, Director Delta, BC	485,000	0.5%
EDWARD G. THOMPSON, Director Toronto, ON	802,500	0.8%
G. ROSS McDONALD, CFO North Vancouver, BC	Nil	0%
All officers and directors (6) persons	18,014,218	18.3%

[1]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 500,000 shares issuable to Lutz Klingmann, 400,000 shares issuable to Chester Shynkaryk; 350,000 shares issuable to Edward Thompson; and 300,000 shares issuable to Thomas M. Clay.

[2]	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 7,703,759 shares.
[3]	Landon T. Clay, Thomas M. Clay, Harris Clay, and Jonathan C. Clay have shared voting and investment control of 807,250 shares.
[4]	Thomas M. Clay and Harris Clay have shared voting and investment control of 10,160,510 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen's directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Golden Queen. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

To Golden Queen’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, Golden Queen believes that during the year ended December 31, 2012, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board of Directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Position Held Since
H. Lutz Klingmann	73	Director President CEO Secretary	March 1, 2001 November 29, 2002 May 21, 2009 May 21, 2009
Thomas M. Clay	28	Director	January 13, 2009
Bryan A. Coates	55	Director	January 28, 2013
Guy Le Bel	54	Proposed Director	N/A
Bernard Guarnera	69	Proposed Director	N/A
G. Ross McDonald	74	CFO	May 2, 2011

All of the officers identified above serve at the discretion of the Board of Directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2012, the Board of Directors held three directors’ meeting. All other matters which required Board approval were consented to in writing by all of the Company’s directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. As of the Record Date, the members of the Audit Committee are Chester Shynkaryk, Edward G. Thompson and Bryan A. Coates. Chester Shynkaryk is the Chair and the “financial expert” of the Audit Committee. As a result of the proposed change to the composition of the Board of Directors, the Audit Committee will be reconstituted following the Meeting. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter is available on our website at www.goldenqueen.com. During the fiscal year ended December 31, 2012, the Audit Committee held four meetings.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2012; (2) received a report from BDO Canada LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Public Company Accounting Oversight Board Rule 3526; and (4) considered whether or not the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC.

Submitted by the Audit Committee.
Chester Shynkaryk, Chair
Edward G. Thompson, Member
Gordon C. Gutrath, Member

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s officers, reviews and administers Golden Queen’s stock option plan and makes recommendations to the Board of Directors regarding such matters. As of the Record Date, the members of the Compensation Committee are Edward G. Thompson, Chester Shynkaryk and Thomas M. Clay. As a result of the proposed change to the composition of the Board of Directors, the Compensation Committee will be reconstituted following the Meeting. The Board of Directors has not adopted a written charter for the Compensation Committee. During the fiscal year ended December 31, 2012, the Compensation Committee held no meetings.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Board is of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

Directors’ fees were paid to each director, being Lutz Klingmann, Chester Shynkaryk, Gordon Cutrath and Edward Thompson in the amount of C$2,000 and Thomas Clay in the amount of $2,000, for the year ended December 31, 2012. The fees in respect of each year are due on December 1 of that year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Golden Queen’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year whose total compensation was, individually, more than $150,000 (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Golden Queen in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lutz Klingmann President, CEO	2012	$138,885	Nil	Nil	Nil	Nil	Nil	$2,017	$140,902
	2011	$137,748	Nil	Nil	Nil	Nil	Nil	$2,022	$139,770
	2010	$141,293	Nil	Nil	Nil	Nil	Nil	$1,974	$141,293
G. Ross McDonald[2] CFO	2012	$29,930	Nil	Nil	Nil	Nil	Nil	Nil	$29,930
	2011	$20,218	Nil	Nil	Nil	Nil	Nil	Nil	$20,218

[1] The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 10 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2012.
[2] G. Ross McDonald was appointed the Chief Financial Officer on May 2, 2011.

OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

The Board of Directors approves the issuance of stock options to our directors, officers, employees and consultants. Unless otherwise provided by the Board of Directors, all vested options are exercisable for a term of five years from the date of grant. During the fiscal year ended December 31, 2012, no options were granted to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

The following table sets forth the outstanding equity awards of the Golden Queen’s Named Executive Officers as at the last completed fiscal year:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Lutz Klingmann President	500,000	Nil	Nil	$0.26	January 28, 2014
Chester Shynkaryk Director	400,000	Nil	Nil	$0.26	January 28, 2014
Gordon Gutrath Director	200,000	Nil	Nil	$0.26	January 28, 2014
Edward Thompson Director	350,000	Nil	Nil	$0.26	January 28, 2014
Thomas M. Clay Director	300,000	Nil	Nil	$0.26	January 28, 2014

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2012 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options. Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plan [Excluding Securities Reflected in Column (a)] (c)
Equity Compensation Plans Approved by Security Holders	1,800,000	$0.29	5,400,000
Equity Compensation Plans Not Approved by Security Holders	Nil	Nil	Nil
Total:	1,800,000	$0.29	5,400,000

AGGREGATED STOCK OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL
YEAR AND FISCAL YEAR-END OPTION VALUES

No stock options were exercised by the directors during the Company’s fiscal year ended December 31, 2012.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the directors and officers of Golden Queen other than the following: The Company entered into a consulting services agreement in 2004 with Mr. H.L. Klingmann, the President of the Company, which was amended in May of 2010. Pursuant to the amended agreement, 300,000 bonus shares are issuable upon a change of control transaction or upon a sale of all or substantially all of the Company’s assets, having a value at or above C$1.00 per share of the Company, with a further 300,000 bonus shares being issuable in the event the change of control transaction or asset sale occurred at a value at or above C$1.50 per share. As at December 31, 2012, the milestones have not been reached and no accrual was made in connection with these arrangements.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2012 were Edward G. Thompson, Chester Shynkaryk and Thomas M. Clay. Mr. Shynkaryk was president of the Company until December 1, 1995 and served as Secretary until 2004.

Report on Executive Compensation and Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee has no formal process for determining appropriate base salary ranges. Currently the Company pays executive compensation in the form of a base salary to its President only. The base salary to the President was based on a proposal from the President, which was accepted by the Company after considering his experience and expected responsibility and contribution to the Company.

Stock options are granted to senior management to align the financial interests of management with the interests of shareholders of the Company and to encourage senior management to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances.

The Compensation Committee may not delegate any of its authority to other persons.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an officer or employee of the Company during the fiscal year ended December 31, 2012 (or subsequently). No current member of the Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee have entered into a transaction with the Company in which they had a direct or indirect interest that is required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

The Compensation Committee hereby reports to the Board that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and this Proxy Statement, we have:

  reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
  based on such review and discussion, we recommend to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10K for the fiscal year ended December 31, 2012 and this Proxy Statement on Schedule 14A.

Submitted by the Compensation Committee.
Chester Shynkaryk, Member
Edward G. Thompson, Member
Thomas M. Clay, Member

COMPENSATION OF DIRECTORS

It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 2008 Stock Option Plan (the “Plan”). The following is a summary of the material terms of the Plan in accordance with the rules and policies of the Toronto Stock Exchange (the “Exchange”):

i)	the eligible participants under the Plan are directors, officers, employees and consultants of the Company;

ii)	the number of common shares reserved for issuance from time to time under the Plan is 7,200,000, which represents 7.5% of the number of issued and outstanding shares of the Company;

iii)

if any stock option is exercised or expires or otherwise terminates for any reason, the number of common shares in respect of which the stock option is exercised or expired or terminated shall again be available for the purposes of the Plan;

iv)

options granted and outstanding under our previous 1996 Stock Option Plan will be governed by the Plan. There are currently no stock options granted and outstanding pursuant to the Company’s previous stock option plan;

v)

the aggregate number of options awarded within any one-year period to insiders under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award); or the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of Options awarded under the Plan or any previously established and outstanding stock option plans or grants, cannot exceed 10% of the issued Shares of the Company (calculated at the time of award);

vi)	the maximum number of securities one person or company is entitled to receive is subject to the Exchange policies, and is otherwise not restricted;

vii)	the exercise price for securities under the Plan will be determined by the Board of Directors in its sole discretion as of the date of grant, and shall not be less than:

(a)	if the Company’s shares are not listed for trading on an Exchange at the date of grant, the last price at which the Company’s shares were issued prior to the date of grant; or

(b)	if the Company’s shares are listed for trading on an Exchange at the date of grant, the closing price of the Company’s shares on the day immediately preceding the date of grant;

viii)	The purchase price for securities under the Plan cannot be below the VWAP for the five trading days immediately prior to the date of award;

ix)

the value of a share for stock appreciation rights shall be determined, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per share for the five trading days immediately preceding the date the notice is received by the Company on the Exchange;

x)

a stock appreciation right granted pursuant to the Plan shall entitle the option holder to elect to surrender to the Company, unexercised, the option with which it is included, or any portion thereof, and to receive from the Company in exchange therefore that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered;

xi)

the Board of Directors may grant stock options to any director, officer or employee, together with a bonus consisting of a corresponding right to be paid, in cash, an amount equal to the exercise price of such stock options, subject to such provisos and restrictions as the Board may determine, and subject to any applicable approvals, if required;

xii)	all options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board of Directors;

xiii)

the expiry date of an option shall be the date so fixed by the Board of Directors at the time the particular option is awarded, provided that such date shall not be later than the fifth anniversary of the date of grant of the option;

xiv)

any options granted pursuant to the Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within generally 30 days of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. If such cessation is on account of cause, or terminated by regulatory sanction or by reason of judicial order, the options terminate immediately. Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the Plan. The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares;

xv)	options may not be assigned or transferred;

xvi)

the Board may amend the Plan and the terms and conditions of any Option thereafter to be granted without shareholder approval, unless shareholder approval is expressly required under any relevant law, rule or regulation, or the policies of the Exchange;

xvii)	any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at general meetings where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b)	the Exchange, or any stock exchange on which the Shares may then be listed for trading;

xviii)

there are no provisions in the Plan for direct financial assistance to be provided by the Company to participants under the Plan to facilitate the purchase of securities under the Plan, although the Plan does permit stock appreciation rights and bonuses to be issued together with Options as described above;

xix)	pursuant to the policies of the Exchange, the Plan must be approved by shareholders every three years; and

xx)	there are no entitlements under the Plan previously granted and subject to ratification by security holders.

There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2012 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the fiscal year ended December 31, 2012 was $175,930, $138,885 of which was paid to Lutz Klingmann for his services as president of the Company and $2,017 of which was paid to Lutz Klingmann as director’s fees, $2,017 was paid to Chester Shynkaryk as a consulting fee, $26,977 of which was paid to Chester Shynkaryk as director’s fees, $2,017 of which was paid to Gordon Gutrath as director’s fees, $2,017 of which was paid to Edward Thompson as director’s fees and $2,000 of which was paid to Thomas M. Clay as director’s fees. No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments.

REPORT OF CORPORATE GOVERNANCE

The Canadian Securities Administrators have adopted National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”) (the “Guidelines”), both of which came into force as of June 30, 2005 and effectively replaced the corporate governance guidelines and disclosure policies of the Toronto Stock Exchange. NI 58-101 requires issuers such as the Company to disclose the corporate governance practices that they have adopted, while NP 58-201 provides guidance on corporate governance practices. In this regard, a brief description of the Company’s system of corporate governance, with reference to the items set out in NI 58-101 and NP 58-101 is set forth below.

The Board of Directors (the “Board”) and management recognize that effective corporate governance is important to the direction and operation of the Company in a manner which ultimately enhances shareholder value. As a result, the Company has developed and implemented, and continues to develop, implement and refine formal policies and procedures which reflect its ongoing commitment to good corporate governance. The Company believes that the corporate governance practices and procedures described below are appropriate for a company such as the Company.

Board of Directors

The Board is responsible for overseeing management of the Company and determining the Company’s strategy and for determining whether or not a director is independent. In making this determination, the Board has adopted the definition of “independence” as set forth in NI 58-101 and NP 58-201, which recommends that a majority of the Board be considered “independent”. In applying this definition, the Board considers all relationships of the directors of the Company, including business, family and other relationships.

As at the date of this Management Information Circular, there are five directors on the Board, Lutz Klingmann, Chester Shynkaryk, Edward Thompson, Thomas M. Clay, and Bryan A. Coates. Of the five directors, Bryan A. Coates and Edward Thompson are considered independent. Lutz Klingmann, President and CEO of the Company, Chester Shynkaryk, and Thomas M. Clay, are not considered independent. Following the Meeting, the Board, as proposed by management in this Management Information Circular, will be comprised of Lutz Klingmann, Thomas M. Clay, Bryan Coates, Guy Le Bel, and Bernard Guarnera. See composition table of the Board below.

Director	Independent	Non-Independent	Reason for Non- Independence
Lutz Klingmann		X	President and CEO of the Company
Chester Shynkaryk		X	Consultant to the Company
Edward Thompson	X
Thomas M. Clay		X	Holds a material interest in the Company
Bryan A. Coates	X
Guy Le Bel	X
Bernard Guarnera	X

Other Directorships

The following table sets forth the current directors or persons nominated or chosen to become a director of the Company who were directors of other reporting issuers during the last five years:

Director	Other Reporting Issuer
Lutz Klingmann	None
Chester Shynkaryk	Global Met Coal Corporation
Edward Thompson	Copper Reef Mining Corporation Stratabound Minerals Corp. Tri Origin Exploration Ltd. Sparton Resources Inc. Western Troy Capital Resources Inc.
Thomas M. Clay	ThromboGenics NV
Bryan A. Coates	U3O8 Corp.
Guy Le Bel	RedQuest Capital Corp. Mammoth Resouces Corp. Cabia Goldhill Inc.
Bernard Guarnera	United States Antimony Corp.

Chairman of the Board

Edward Thompson, an independent director, was appointed Chairman of the Board on May 30, 2012. Mr. Thompson’s primary roles as Chairman are to chair all meetings of the Board and to manage the affairs of the Board, including ensuring the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chairman’s responsibilities include, among other things, ensuring effective relations and communications among Board members.

Director Meetings

The Board meets quarterly on a regular basis and holds additional meetings as considered appropriate to deal with the matters arising from developments in the business and affairs of the Corporation from time to time. During the fiscal year ended December 31, 2012, the Board held three meetings. In addition to the business conducted at such meetings, various other matters were approved by written resolution signed by all members of the Board.

The attendance record for each director of the Company during the fiscal year ended December 31, 2012 was as follows:

Director	Board Meeting Attendance
Lutz Klingmann	3/3
Chester Shynkaryk	3/3
Gordon Gutrath	3/3
Edward Thompson	3/3
Thomas M. Clay	3/3

The Board’s policy is to hold independent directors’ meetings at the end of each regularly scheduled Board meetings and otherwise as deemed necessary. At these independent directors’ meetings, non-independent and members of management are not in attendance. During the fiscal year ended December 31, 2012, the independent directors held no meetings. The Company does not have a policy with regard to Board members’ attendance at annual meetings of shareholders.

Board Mandate

The text of the Board of Directors Mandate is available on our website at www.goldenqueen.com.

Position Descriptions

The Board has developed written position descriptions for the Chairman of the Board and the chair of each Board Committee. The Board has also developed a written position description for the CEO of the Company.

Orientation and Continuing Education

Management provides new directors with an overview of their role as a member of the Board and its Committees, and the nature and operation of the Company’s business and affairs. New directors also have the opportunity to discuss the Company’s affairs with legal counsel and the representative of the Company’s external auditors. New directors are also provided with opportunities to visit the mine sites and are invited to have discussions with the Company’s operating personnel.

The Company does not provide formal continuing education to its Board members, but does encourage them to communicate with management, auditors and technical consultants. Board members are also encouraged to participate in industry related conferences, meetings and education events to maintain their skills and knowledge necessary to meet their obligations as directors of the Company.

Ethical Business Conduct

The Board has adopted a Code of Business Conduct (the “Code”) as a guideline for the oversight of the ethical conduct of management. The Code is distributed to all officers and employees of the Company. To ensure and monitor compliance with the Code, the Board has adopted a Whistle-blower Policy. Waivers of any provisions of the Code can be made in writing to Audit Committee, however, such waiver must be approved by the Board. During the recently completed fiscal year, there was no conduct by a director or executive officer that constituted a departure from the Code and no material change report in that respect has been filed. The Board has also adopted a Code of Ethics for Senior Financial Officers. The Company’s Code of Business Conduct and Code of Ethics for Senior Financial Officers are available on the Company’s website at www.goldenqueen.com.

If a director or executive officer has a material interest in a transaction or agreement being considered by the Company, such individual is precluded from voting on the matter and the Board considers such matter without the individual present.

Nomination of Directors

The Board has not appointed a formal nominating committee and does not believe that such a committee is warranted at the present time. The Board discusses regularly the competencies and skills that the Board as a whole should possess in order to fulfill its duties and further the strategic objectives of the Company. Any member of the Board is free to recommend additional members where weaknesses or gaps are identified by the Board as a group or by such individual director. Any appointment of a new director requires Board approval and is subject, ultimately, to approval by the shareholders of the Company at the annual general meeting of shareholders of the Company.

Compensation

The Board has appointed a Compensation Committee to determine the compensation for the Company’s directors and officers. The Compensation Committee is comprised of Edward Thompson, an independent director, Chester Shynkaryk, a non-independent director, and Thomas M. Clay, an non-independent director.

The Compensation Committee has adopted a written charter setting out the mandate, responsibilities, power and operation of the Compensation Committee which includes monitoring on behalf of and providing guidance to the Board on trends in compensation policies and practices and making specific recommendations on appropriate compensation packages for directors, executives and employees of the Company. The Compensation Committee may recommend to the Board the granting of stock options.

Other Board Committees

The Company does not have any standing committees other than the Audit Committee and the Compensation Committee.

Assessments

Based upon the Company's size, its current stage of development and the number of individuals on the Board, the Board considers a formal process for assessing the effectiveness and contribution of the Board as a whole, its committees or individual directors to be unnecessary at this time. The Board and its committees meet on numerous occasions during each year, each director having regular opportunity to assess the Board as a whole, its committees, and other directors in relation to assessment of the competencies and skills that the Board as a whole, its committees and directors should possess. The Board will continue to evaluate its own effectiveness and the effectiveness of its committees and individual directors in such manner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy regarding transactions with management and others

Pursuant to its charter, our Audit Committee reviews and approves all related party transactions on an ongoing basis.

Transactions with management and others

The following is in addition to disclosure contained elsewhere herein respecting transactions involving management. Pursuant to its charter, the Company’s Compensation Committee reviews and approves all related party transactions on an ongoing basis.

The Company amended a consulting services agreement originally entered into in 2004 with Mr. H.L. Klingmann, the President of the Company, in May of 2010. Under the original agreement, upon receipt by the Company of a feasibility study and a production decision made by the Company, a bonus of 150,000 common shares would be issued and upon commencement of commercial production on the Property, a bonus of 150,000 common shares would be issued. Pursuant to the amended agreement, an alternative 300,000 bonus shares would be issuable upon a change of control transaction or upon a sale of all or substantially all of the Company’s assets, having a value at or above C$1.00 per share of the Company, with a further 300,000 bonus shares being issuable in the event the change of control transaction or asset sale occurred at a value at or above C$1.50 per share. As at December 31, 2012, the milestones had not been reached and no accrual was made in connection with these arrangements.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Canada LLP was appointed as Golden Queen’s independent auditors on November 13, 1996. BDO Canada LLP served as Golden Queen’s independent auditors for the fiscal year ended December 31, 2012, and has been appointed by the Board to continue as Golden Queen’s independent auditor for the fiscal year ending December 31, 2013, and until the next annual general meeting of shareholders.

Representatives of BDO Canada LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

The fees for services provided by BDO Canada LLP for the fiscal years ended 2011 and 2012 were as follows:

Fees	2011	2012
Audit fees	$144,086	$121,980
Audit related fees	$Nil	$Nil
Tax fees	$12,740	1,244
All other fees	$Nil	$Nil

These audit fees were for the audit of the fiscal year ended December 31, 2012. The tax fees were for the preparation of U.S. and Canadian tax filing period ending December 31, 2012.

Although the appointment of BDO Canada LLP is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders ratify the appointment of the independent auditors for the fiscal year ending December 31, 2013. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2014.

Section 10A)i) of the Exchange Act prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

PROPOSAL 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that the Company seek a non-binding advisory vote from its shareholders to approve the compensation of our Named Executive Officers as disclosed in this proxy statement.

The Company seeks to provide our executives with appropriate incentives to drive the success of our business. We strive to design programs that are performance-based and that encourage executives to further the overall business strategy of the company. We provide compensation that is competitive to retain high-quality executives to produce successful results for shareholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. We believe that the Company’s Named Executive Officer compensation programs have been effective at appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

The vote on this resolution is advisory and therefore not binding on the Company, the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee will review the voting results in connection with the on-going evaluation of the Company’s compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION AWARDED BY THE COMPANY TO THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE DISCLOSURES IN THIS PROXY STATEMENT AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 4
FREQUENCY OF ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also states that the shareholders of the Company may cast an advisory vote on how frequently they would like an advisory vote on the compensation of our Named Executive Officers to be held. This non-binding, advisory vote provides shareholders the opportunity to indicate whether they prefer an advisory vote on Named Executive Officers compensation once every one (1), two (2), or three years (3) (or to abstain from voting). We are required under the Dodd-Frank Act to solicit shareholder preferences regarding the frequency of future advisory votes on executive compensation at least once every six (6) years.

The Board believes that shareholders should consider our executive compensation, together with our corresponding long-term results, once every three (3) years, as that will promote stability and is consistent with the long-term approach the Board takes in overseeing the business and management of our Company and prevents long-term objectives from being undermined by short term issues in the marketplace. In addition, a three-year cycle will allow the Board and the Compensation Committee sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement any changes to the Company’s executive compensation program.

Because the vote is advisory and not binding on the Board, it may decide that it is in the best interests of our Company and its shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by the shareholders.

If a quorum is present at the meeting, the frequency of vote option (one (1), two (2), or three years (3)) receiving the highest number of votes will be adopted. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL OF THREE YEARS. AS THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 5
APPROVAL OF 2013 STOCK OPTION PLAN

The Company has adopted a 2013 stock option plan (the “Plan”), which is attached as Schedule “A” to this Information Circular. The Company is seeking shareholder approval for the adoption of the Plan and the approval of the number of shares reserved for issuance under the Plan in accordance with the rules and policies of the Toronto Stock Exchange (the “Exchange”). The following is a summary of the material terms of the Plan:

i)	the eligible participants under the Plan are directors, officers, employees and consultants of the Company;

ii)	the number of common shares reserved for issuance from time to time under the Plan is 7,200,000, which represents 7.3% of the number of issued and outstanding shares of the Company.

iii)

if any stock option is exercised or expires or otherwise terminates for any reason, the number of common shares in respect of which the stock option is exercised or expired or terminated shall again be available for the purposes of the Plan.

iv)

Options granted and outstanding under our previous 2008 Stock Option Plan will be governed by the new Plan. There are currently 1,800,000 stock options granted and outstanding pursuant to the Company’s previous stock option plan, which represents 1.8% of the number of issued and outstanding shares of the Company. 5,400,000 stock options, which represents 5.5% of the issued and outstanding shares of the Company, are available to be issued under the new Plan.

v)

the aggregate number of common shares issued pursuant to options or any other award within any one- year period to insiders under the Plan or any previously established and outstanding security based compensation arrangement, cannot exceed 10% of the issued shares of the Company (calculated at the time of award); or the aggregate number of shares reserved at any time for issuance to insiders upon the exercise of options or any other award awarded under the Plan or any previously established and outstanding security based compensation arrangement, cannot exceed 10% of the issued shares of the Company (calculated at the time of award);

vi)	the maximum number of securities one person or company is entitled to receive is subject to the Exchange policies, and is otherwise not restricted;

vii)	the exercise price for securities under the Plan will be determined by the board of directors in its sole discretion as of the date of grant, and shall not be less than:

(a)	if the Company’s shares are not listed for trading on an Exchange at the date of grant, the last price at which the Company’s shares were issued prior to the date of grant; or

(b)	if the Company’s shares are listed for trading on an Exchange at the date of grant, the VWAP for the five trading days immediately prior to the date of grant.

viii)

the value of a share for stock appreciation rights shall be determined, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per share for the five trading days immediately preceding the date the notice is received by the Company on the Exchange;

ix)

a stock appreciation right granted pursuant to the Plan shall entitle the option holder to elect to surrender to the Company, unexercised, the option with which it is included, or any portion thereof, and to receive from the Company in exchange therefor that number of shares, disregarding fractions, having an aggregate value equal to the excess of the value of one share over the purchase price per share specified in such option, times the number of shares called for by the option, or portion thereof, which is so surrendered;

x)

the board of directors may grant stock options to any director, officer or employee, together with a bonus consisting of a corresponding right to be paid, in cash, an amount equal to the exercise price of such stock options, subject to such provisos and restrictions as the board may determine, and subject to any applicable approvals, if required.

xi)	all options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the board of directors;

xii)

the expiry date of an option shall be the date so fixed by the board of directors at the time the particular option is awarded, provided that such date shall not be later than the fifth anniversary of the date of grant of the option;

xiii)

any options granted pursuant to the Plan will terminate on the date fixed by the Board, which date will be no more than twelve months from the date on which the option holder ceases to act as a director, officer, or employee of the Company or any of its affiliates, unless such cessation is on account of death. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. If such cessation is on account of cause, or terminated by regulatory sanction or by reason of judicial order, the options terminate immediately. Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the Plan. The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares;

xiv)	options may not be assigned or transferred;

xv)

there are no provisions in the Plan for direct financial assistance to be provided by the Company to participants under the Plan to facilitate the purchase of securities under the Plan, although the Plan does permit stock appreciation rights and bonuses to be issued together with Options as described above;

xvi)	pursuant to the policies of the Exchange, the Plan must be approved by shareholders every three years;

xvii)	there are no entitlements under the Plan previously granted and subject to ratification by security holders;

xviii)	the Board may from time to time, in its absolute discretion and without shareholder approval, amend the Plan in any manner whatsoever, including but not limited to the following types of amendments:

(a)	an amendment to the purchase price of any Option, unless the amendment is a reduction in the purchase price of an Option held by an Insider;

(b)	an amendment to the date upon which an Option may expire, unless the amendment extends the expiry of an Option held by an Insider;

(c)	an amendment to the vesting provisions of the Plan and any Option granted under the Plan;

(d)

an amendment to provide a cashless exercise feature to an Option or the Plan, provided that such amendment ensures the full deduction of the number of underlying common shares from the total number of common shares subject to the Plan;

(e)	an addition to, deletion from or alteration of the Plan or an Option that is necessary to comply with applicable law or the requirements of any regulatory authority or the Toronto Stock Exchange;

(f)

any amendment of a “housekeeping” nature, including, without limitation, amending the wording of any provision of the Plan for the purpose of clarifying the meaning of existing provisions or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correcting grammatical or typographical errors and amending the definitions contained within the Plan respecting the administration of the Plan;

(g)	any amendment respecting the administration of the Plan;

(h)	any other amendment that does not require shareholder approval; and

xix)	shareholder approval will be required for the following amendments to the Plan:

(a)	amending the limitations on the maximum number of common shares reserved or issued to insiders;

(b)	increasing the maximum number of common shares issuable pursuant to the Plan;

(c)	amending the amendment provisions of the Plan;

(d)	any amendment which would materially modify the requirements as to eligibility for participation in the Plan;

(e)	any reduction in the purchase price of an Option held by an Insider;

(f)	any extension of the expiry date of an Option held by an Insider;

(g)	any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes.

Upon approval by the shareholders of the Company at the Meeting, the Plan will replace the Company’s 2008 stock option plan. If the Plan is not approved by shareholders at the Meeting, then existing stock options granted and outstanding under our previous 2008 Stock Option Plan will be unaffected, the Company may not grant new stock options, and the Company may not reallocate expired stock options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S 2013 STOCK OPTION PLAN.

Shareholder Approval

Shareholders will be asked at the Meeting to approve with or without variation the following resolution:

“BE IT RESOLVED THAT the Company’s 2013 stock option plan (the “Plan”) is hereby approved, and subject to the requirements of the Toronto Stock Exchange, all unallocated entitlements issuable under the Plan be hereby approved by shareholders of the Company until May 30, 2016.”

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

SHAREHOLDER COMMUNICATIONS

Shareholders can send communications to the Board of Directors by email at mintoexpl@telus.net or through our website at www.goldenqueen.com.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2014 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 1, 2013, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act. After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

ANNUAL REPORT ON FORM 10-K

A COPY OF GOLDEN QUEEN’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, GOLDEN QUEEN MINING CO. LTD. AT 6411 IMPERIAL AVENUE, WEST VANCOUVER, BC, V7W 2J5.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com.

Dated at Vancouver, British Columbia, this 29th day of April, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ H. Lutz Klingmann
H. Lutz Klingmann
President

Schedule “A”

GOLDEN QUEEN MINING CO. LTD.

2013 STOCK OPTION PLAN

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1	Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)

“Administrator” means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

(b)	“affiliate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(c)	“associate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(d)	“Award Date” means the date on which the Board grants and announces a particular Option;

(e)

“Blackout Period” means the period during which an Option Holder cannot trade securities of the Company pursuant to the Company's policy respecting restrictions on trading which is in effect at that time (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an insider, that insider, is subject);

(f)	“Board” means the board of directors of the Company;

(g)

“Change of Control” means the acquisition by any person or by any person and a joint actor, whether directly or indirectly, of voting securities of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a joint actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the board of Directors of the Company;

(h)	“Company” means Golden Queen Mining Co. Ltd.;

(i)	“Consultant” means an individual or Consultant Company, other than an Employee or a Director of the Company, that:

(i) is engaged to provide services to the Company or to an affiliate of the Company, other than services provided in relation to a distribution;

(ii) provides the services under a written contract between the Company or the affiliate and the individual or a Consultant Company; and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an affiliate of the Company;

(j)	“Consultant Company” means, for an individual consultant, a company which the individual consultant is an employee or shareholder;

(k)	“Director” means any individual holding the office of director or officer of the Company or an affiliate of the Company;

(l)	“Employee” means:

(i)

an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work, as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works part-time for the Company or its subsidiary on a continuing and regular basis providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(m)	“Exchange” means the Toronto Stock Exchange, or if the Company is not listed thereon, then it shall mean such exchange or quotation system on which the Shares may be listed or quoted for trading;

(n)	“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

(o)

“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date, subject to the provisions of the Plan relating to the vesting of Options;

(p)	“Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.3;

(q)	“Expiry Date” means the date determined in accordance with paragraphs 3.4, 3.5 and 3.8 and after which a particular Option cannot be exercised;

(r)	“insider” has the meaning ascribed thereto in the Securities Act (British Columbia);

(s)	“Option” means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

(t)	“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

(u)

“Option Holder” means a Director, Employee or Consultant, or a former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(v)	“Plan” means this Golden Queen Mining Co. Ltd. 2013 stock option plan;

(w)	“Personal Representative” means:

(i) in the case of a deceased Option Holder, the executor (or the administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so); and

(ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

(x)	“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended, as at the date hereof; and

(y)	“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2	Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE II

PURPOSE AND PARTICIPATION

2.1	Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long-term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments.

2.2	Participation

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the remuneration paid to the Employee or Consultant as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)	the length of time that the Employee or Consultant has been employed or engaged by the Company; and

(c)	the quality of work performed by the Employee or Consultant.

2.3	Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder of the award and may provide the Option Holder with an Option Certificate representing the Option so awarded.

2.4	Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan, unless a copy has been previously provided to the Option Holder. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5	Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE III

TERMS AND CONDITIONS OF OPTIONS

3.1	Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2	Number of Shares

The maximum number of Shares issuable under the Plan will be 7,200,000. Additionally, if at any time the Company is subject to restrictions on stock option grants prescribed by applicable securities laws or by an Exchange, the Company shall not grant Options which exceed such restrictions. Further, in no case shall:

(a)

the aggregate number of Shares issued pursuant to options or any other award within any one-year period to insiders under the Plan or any previously established and outstanding security based compensation arrangement, exceed 10% of the issued Shares of the Company (calculated at the time of award); or

(b)

the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of options or any other award awarded under the Plan or any previously established and outstanding security based compensation arrangement, exceed 10% of the issued Shares of the Company (calculated at the time of award).

If any Option is exercised or expires or otherwise terminates for any reason, the number of Shares in respect of which the Option is exercised or expired or terminated shall again be available for the purposes of the Plan.

3.3	Exercise Price

The Exercise Price shall be that price per share, as determined by the Board in its sole discretion as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, and shall not be less than:

(a)	if the Company’s Shares are not listed for trading on an Exchange at the Award Date, the last price at which the Company’s Shares were issued prior to the Award Date; or

(b)	if the Company’s Shares are listed for trading on an Exchange at the Award Date, the VWAP for the five trading days immediately prior to the Award Date.

3.4	Term of Option

Subject to paragraph 3.5, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the fifth anniversary of the Award Date of the Option.

If the Expiry Date of an Option falls within a Blackout Period, then the Expiry Date of the Option will be the date which is ten business days after the expiry date of the Blackout Period. Notwithstanding anything else herein contained, the ten business day period referred to in this Section may not be extended by the Board.

3.5	Termination of Option

An Option Holder may, subject to any vesting provisions applicable to Options hereunder, exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia, on the Expiry Date. The Expiry Date of the vested portion of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the early termination date (the “Early Termination Date”). The Early Termination Date will be the date the vested portion of an Option expires following the Option Holder ceasing to be a Director, Employee or Consultant, as determined by the Board in accordance with and subject to the provisions of subsections (a)-(c) below. Any portion of an Option that has not vested at the time the Option Holder ceases to be a Director, Employee or Consultant will expire on the date such Option Holder ceases to be a Director, Employee or Consultant, except that in the case of death, any unvested options will become fully vested.

(a)	Death

In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee or Consultant (if he or she holds his or her Option as Employee or Consultant), the Early Termination Date shall be twelve (12) months from the date of death of the Option Holder; or

(b)	Ceasing to hold Office

In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Early Termination Date of the Option shall be no later than that date which is twelve (12) months from the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company but continues to be engaged by the Company as an Employee or Consultant, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director of the Company as a result of:

	(i)	ceasing to meet the qualifications set forth in the Business Corporations Act (British Columbia); or

	(ii)	a resolution having been passed by the shareholders of the Company pursuant to the Business Corporations Act (British Columbia) removing the Director as such; or

	(iii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)	Ceasing to be Employed or a Consultant

     In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Early Termination Date of the Option shall be no later than that date which is twelve (12) months from the date the Option Holder ceases to be an Employee or Consultant of the Company unless the Option Holder ceases to be an Employee or Consultant of the Company as a result of:

(i)	termination for cause or, in the case of a Consultant, breach of contract; or

(ii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.6	Vesting

All Options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board.

3.7	Effect of a Take-Over Bid

If a bona fide offer (an “Offer”) for Shares is made to an Option Holder or to shareholders of the Company generally or to a class of shareholders which includes the Option Holder, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of the Securities Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Option Holder of full particulars of the Offer, whereupon all Shares subject to Options will become vested and the Options may be exercised in whole or in part by each Option Holder so as to permit each Option Holder to tender the Shares received upon exercise of his Options, pursuant to the Offer. However, if:

(a)	the Offer is not completed within the time specified therein; or

(b)	all of the Shares acquired by the Option Holder on the exercise of his Option and tendered pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then the Shares received upon the exercise of such Options, or in the case of clause (b) above, the Shares that are not taken up and paid for, may be returned by each Option Holder to the Company and reinstated as authorized but unissued Shares and with respect to such returned Shares, the Options shall be reinstated as if they had not been exercised and the terms upon which such Shares were to become vested pursuant to paragraph 3.6 shall be reinstated. If any Shares are returned to Company under this paragraph 3.7, the Company shall immediately refund the exercise price to the Option Holder for such Shares.

3.8	Acceleration of Expiry Date

If at any time when an Option granted under the Plan remains unexercised and an Offer is made by an offeror, the Directors may, upon notifying each Option Holder of full particulars of the Offer, declare all Shares issuable upon the exercise of Options granted under the Plan, vested, and, notwithstanding paragraphs 3.4 and 3.5, may declare that the Expiry Date for the exercise of all unexercised Options granted under the Plan is accelerated so that all Options will either be exercised or will expire prior to the date upon which Shares must be tendered pursuant to the Offer.

3.9	Effect of a Change of Control

If a Change of Control occurs, all Shares subject to each outstanding Option will become vested, whereupon all Options may be exercised in whole or in part by the Option Holders.

3.10	Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.11	Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of any Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

ARTICLE IV

EXERCISE OF OPTION

4.1	Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to Golden Queen Mining Co. Ltd. in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2	Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares purchased pursuant to the exercise of the Option. If the number of Shares purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

4.3	Condition of Issue

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully co-operate with the Company in complying with such laws, rules and regulations.

ARTICLE V

STOCK APPRECIATION RIGHTS

5.1	Stock Appreciation Rights

Any Option granted under this Plan may include a stock appreciation right, either at the time of grant or by adding it to an existing Option; subject, however, to the grant of such stock appreciation right being in compliance with the applicable regulations and policies of the Exchange.

5.2	Stock Appreciation Rights Tied to Options

A stock appreciation right which may be granted pursuant to this Plan shall be exercisable to the extent, and only to the extent, the Option with which it is included is exercisable. To the extent that a stock appreciation right included in or attached to an Option granted hereunder is exercised, the Option to which it is included or attached shall be deemed to have been exercised to a similar extent.

5.3	Terms of Stock Appreciation Rights

A stock appreciation right granted pursuant to this Plan shall entitle the Option Holder to elect to surrender to the Company, unexercised, the Option with which it is included, or any portion thereof, and to receive from the Company in exchange therefore that number of Shares, disregarding fractions, having an aggregate value equal to the excess of the value of one Share over the purchase price per Share specified in such Option, times the number of Shares called for by the Option, or portion thereof, which is so surrendered. The value of a Share shall be determined for these purposes, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per Share on the Exchange for the five trading days immediately preceding the date the notice provided for in section 5.1 hereof is received by the Company.

5.4	Exercise of Stock Appreciation Rights

Subject to the provisions of the Plan, a stock appreciation right granted hereunder may be exercised from time to time by delivering to the Company the Exercise Notice.

ARTICLE VI

BONUSES

6.1	Grant of Bonus

The Board shall have the right to determine and to grant Options to any Director or Employee, together with a corresponding right to be paid, in cash, an amount equal to the exercise price of such Options, subject to such provisos and restrictions as the Board may determine, and subject to any applicable Exchange or other approvals, if required.

6.2	Number of Shares

The Options granted as part of the bonus provided in section 6.1 shall be included in, and are not in addition to, the maximum number of Options which may be granted under this Plan from time to time.

ARTICLE VII

ADMINISTRATION

7.1	Administration

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

7.2	Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE VIII

AMENDMENT AND TERMINATION

8.1	Amendment of the Plan

The Board may from time to time, in its absolute discretion and without shareholder approval, amend the Plan and with the consent of the Option Holder, the terms of any Option granted and outstanding pursuant to the Plan, in any manner whatsoever, including but not limited to the following types of amendments:

(a)	an amendment to the purchase price of any Option, unless the amendment is a reduction in the purchase price of an Option held by an Insider;

(b)	an amendment to the date upon which an Option may expire, unless the amendment extends the expiry of an Option held by an Insider;

(c)	an amendment to the vesting provisions of the Plan and any Option granted under the Plan;

(d)	an addition to, deletion from or alteration of the Plan or an Option that is necessary to comply with applicable law or the requirements of any regulatory authority or the Toronto Stock Exchange;

(e)

any amendment of a “housekeeping” nature, including, without limitation, amending the wording of any provision of the Plan for the purpose of clarifying the meaning of existing provisions or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correcting grammatical or typographical errors and amending the definitions contained within the Plan respecting the administration of the Plan;

(f)	any amendment respecting the administration of the Plan;

(g)	any other amendment that does not require shareholder approval under this Article VIII.

8.2	Shareholder Approval Required

Shareholder approval will be required for the following amendments to the Plan:

(a)	amending the limitations on the maximum number of common shares reserved or issued to insiders;

(b)	increasing the maximum number of common shares issuable pursuant to the Plan;

(c)	amending the amendment provisions of the Plan;

(d)	any amendment which would materially modify the requirements as to eligibility for participation in the Plan;

(e)	any reduction in the purchase price of an Option held by an Insider;

(f)	any extension of the expiry date of an Option held by an Insider;

(g)	any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes.

8.3	Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination. Notwithstanding the termination of the Plan, the Company, Options awarded under the Plan, Option Holders and Shares issuable under Options awarded under the Plan shall continue to be governed by the provisions of the Plan.

8.4	Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan. This Plan repeals and replaces any stock option plan adopted by the Company prior to the date hereof and any options awarded and outstanding under such prior plan shall hereafter be governed by the provisions of this Plan.

ARTICLE IX

APPROVALS REQUIRED FOR PLAN

9.1	Effectiveness of Plan

The Plan is effective upon the shareholders of the Company approving the Plan.

9.2	Substantive Amendments to Plan

Any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at a general meeting where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b)	the Exchange, or any stock exchange on which the Shares may then be listed for trading.

ARTICLE X

UNITED STATES REQUIREMENTS

10.1	Compliance with U.S. Securities Laws

No Option will be granted and issued unless the grant and issuance of such Option shall comply with all relevant provisions of applicable United States federal and state securities laws, including the availability of an exemption from registration for the issuance and sale of such Shares. The Company has no obligation to undertake registration under any United States federal or state laws of Options or the Shares issuable upon the exercise of Options.

As a condition to the exercise of an Option, the Board or Administrator may require the Optionee to make representations and warranties in writing at the time of such exercise in order to establish, to the satisfaction of the Company and its legal counsel, that the Shares to be issued on such exercise may legally be issued in compliance with all applicable United States federal and state securities laws. If required by applicable United States federal and state securities laws, a stop-transfer order against such Shares shall be placed on the share ledger books and records of the Company, and a legend indicating that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, shall be stamped on the certificates representing such shares. The Board or Administrator also may require such other documentation as they, in their sole discretion, may from time to time determine to be necessary to comply with United States federal and state securities laws.

The Option Certificate in respect of the grant of any Options to persons who are U.S. Persons, as that term is defined in Rule 902 of Regulation S, will include the following statement:

This Option has not been registered under any U.S. federal or state law and may not be exercised except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and all applicable U.S. state securities laws, or pursuant to available exemptions from such registration requirements. In addition, shares issued on exercise of this Option by a U.S. resident will bear a U.S. form of restrictive legend and may not be resold except in compliance with such legend.

10.2.	Non-Qualified Plan

No Option granted under the Plan will constitute an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended.

ON BEHALF OF THE BOARD

/s/ Lutz Klingmann

Lutz Klingmann, President

SCHEDULE “A”

GOLDEN QUEEN MINING CO. LTD.

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Golden Queen Mining Co. Ltd. (the “Company”) Stock Option Plan (the “Plan”) and evidences that ______________________________ (the “Holder”) is the holder of an option (the “Option”) to purchase up to ___________________________ common shares (the “Shares”) in the capital stock of the Company at a purchase price of $ _________________________ per Share. Subject to the provisions of the Plan:

(e)	the Award Date of this Option is __________________________; and

(f)	the Expiry Date of this Option is ___________________________.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Golden Queen Mining Co. Ltd.” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised. If the Optionee is an employee or consultant, the Optionee confirms that it is a bona fide employee or consultant, as the case may be.

The foregoing Option has been awarded this ___ day of ______________________________.

GOLDEN QUEEN MINING CO. LTD.

Per: ____________________________________

SCHEDULE “B”

EXERCISE NOTICE

TO:	The Administrator, Stock Option Plan
c/o Golden Queen Mining Co. Ltd.
6411 Imperial Avenue
West Vancouver, BC V7W 2J5

1.	EXERCISE OF OPTION

The undersigned hereby irrevocably gives notice, pursuant to the Golden Queen Mining Co. Ltd. (the “Company”) Stock Option Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	________________ of the Shares, which are the subject of the option certificate attached hereto.

Calculation of total Exercise Price:

(i)	number of Shares to be acquired on exercise:	__________________ shares

(ii)	times the Exercise Price per Share:	$ __________________

	Total Exercise Price, as enclosed herewith:	$ __________________

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of $_________________ , payable to Golden Queen Mining Co. Ltd. in an amount equal to the total Exercise Price of the Shares, as calculated above.

2.	EXERCISE OF STOCK APPRECIATION RIGHT (Complete only if exercising stock appreciation rights]

The undersigned hereby irrevocably gives notice, pursuant to the Plan, of the exercise of the stock appreciation right provided under the Plan and accordingly, wishes to receive such number of Shares as calculated in accordance with the Plan. As consideration for the Shares, the undersigned hereby agrees to cancel [cross out inapplicable item]:

(a)	all of the Rights; or

(b)	________________________ of the Rights.

2.	DELIVERY OF SHARE CERTIFICATE

The Company is directed to deliver the share certificate evidencing the number of Shares to be issued to the undersigned pursuant to this Exercise Notice, to the undersigned at the following address:

_________________________________________________________

_________________________________________________________

All the capitalized terms, unless otherwise defined in this Exercise Notice, will have the meaning provided in the Plan.

DATED the day of .

Witness	Signature of Option Holder

Name of Witness (Print)	Name of Option Holder (Print)

GOLDEN QUEEN MINING CO. LTD.

Computershare

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

GQMQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON

Holder Account Number

C9999999999 IND

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Form of Proxy - Annual General Meeting to be held on May 30, 2013

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM (Pacific Daylight Time) on Tuesday, May 28, 2013.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

GQMQ_PRX_166696/000001/000001/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of Golden Queen Mining Co. Ltd. hereby appoint: Lutz Klingmann, President of the Company, or failing him, Edward Mayerhofer, Solicitor for the Company,

OR

Print the name of the person you are appointing if this person is someone other than one of the persons named to the left.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Golden Queen Mining Co. Ltd. to be held at #1200 – 750 West Pender Street, Vancouver, B.C., V6C 2T8, on May 30, 2013 at 10:00 AM (Pacific Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at five.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. H. Lutz Klingmann	☐	☐	02. Thomas Clay	☐	☐	03. Bryan Coates	☐	☐
04. Guy Le Bel	☐	☐	05. Bernard Guarnera	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of BDO Canada LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Approval of Executive Compensation To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement dated April 29, 2013.	☐	☐
5. Approval of Frequency of Voting on Executive Compensation To approve, on an advisory basis, the frequency of holding future advisory votes on the compensation of the Company's Named Executive Officers.	☐	☐
6. Approval of 2013 Stock Option Plan To approve the Company's 2013 Stock Option Plan.	☐	☐
7. Proxyholder Authority To grant the proxyholder authority to vote at his/her discretion on any amendment or variation to the previous resolutions or any other matter that may be properly brought before the said Meeting or any adjournment thereof.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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